SPDR® Series Trust

SPDR Nuveen S&P High Yield Municipal Bond ETF

(the “Fund”)

Supplement dated January 29, 2015

to the

Prospectus dated October 31, 2014

Effective immediately, the following is added to the “Principal Risks of Investing in the Fund” section of the Fund’s summary:

Puerto Rico Specific Risk: Because the Fund invests in Puerto Rico municipal securities, the Fund will have exposure to negative political, economic and statutory factors within the Commonwealth of Puerto Rico. Events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties and changes in the credit ratings assigned to Puerto Rico’s municipal issuers, are likely to affect the Fund’s performance. During the U.S. recession, tourism declined and had a negative effect on Puerto Rico’s economy and tax revenues. Certain municipal issuers in Puerto Rico continue to experience significant financial difficulties. Beginning in February 2014, credit rating firms Standard & Poor’s, Fitch Ratings, and Moody’s Investors Service downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency has maintained a negative outlook on certain Puerto Rico issuers. Downgrades could create additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including budget deficits, underfunded pensions, high unemployment, significant debt service obligations, and liquidity issues, and could potentially lead to less market demand, less liquidity, wider spreads, and lower prices for Puerto Rico municipal bonds. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal bonds that may affect the Fund’s investments and its performance.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SPDRNUVEENSUP1

SPDR® Series Trust

Supplement dated January 29, 2015

to the

Statement of Additional Information dated October 31, 2014

Effective immediately, the following is added to the “Investment Policies - Principal Investment Strategies” section:

CONSIDERATIONS REGARDING INVESTMENT IN MUNICIPAL SECURITIES ISSUED BY PUERTO RICO

The Municipal Bond ETFs, and more directly, the SPDR Nuveen S&P High Yield Municipal Bond ETF, may be affected by the ability of Puerto Rican municipal issuers to continue to make principal and interest payments may affect a Fund’s performance. The ability to make these payments is dependent on economic, political, and other conditions. Below is a discussion of certain conditions within Puerto Rico. It is not a complete analysis of every material fact that may affect the ability of Puerto Rican municipal issuers to meet their debt obligations or the economic or political conditions within Puerto Rico and is subject to change. It is based on data available to the Funds from historically reliable sources, but it has not been independently verified by the Funds. In addition, the disclosure below reflects only the information available to the Funds as of October 30, 2014. The information and risks set forth below could change quickly and without notice due to new or different information becoming available, market or economic changes or other unforeseen events, among other things.

Certain municipal issuers in Puerto Rico have continued to experience significant financial difficulties. Beginning in February 2014, the credit ratings of Puerto Rico’s general obligation bonds and Puerto Rico guaranteed bonds, as well as the ratings of most of Puerto Rico’s public corporations, were lowered (more than once in most cases) to non-investment grade by Standard & Poor’s (“S&P”), Moody’s Investor Service (“Moody’s”), and Fitch Ratings (“Fitch”). This has had an adverse effect on Puerto Rico’s financing costs. As of July 11, 2014, S&P rated Puerto Rico’s general obligation debt at BB, with a negative outlook. As of July 1, 2014, Moody’s rated the island’s general obligation debt B2, with a negative outlook. As of July 9, 2014, Fitch rated the commonwealth at BB-, with a negative outlook.

These downgrades and any further downgrades could create additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including 18 budget deficits, underfunded pensions, high unemployment, significant debt service obligations, and liquidity issues, and could potentially lead to less market demand, less liquidity, wider spreads, and lower prices for Puerto Rico municipal securities. Puerto Rico’s continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal securities that may affect a Fund’s investments and its performance.

The Commonwealth of Puerto Rico is the fourth largest island in the Caribbean, with an estimated population of 3.6 million. Puerto Rico’s economy has traditionally tracked that of the U.S. mainland. However, Puerto Rico entered its own recession in 2006 ahead of the mainland, and Puerto Rico has yet to recover. The island’s unemployment rate at fiscal year-end 2009 was 13.7% before growing to a high of 16.3% at fiscal year-end 2010. It has dropped over the past few years to 14.3% at fiscal year-end 2014. According to the Puerto Rico Planning Board’s latest projections, made in April of 2014, it is projected that Puerto Rico’s real gross national product (“GNP”) for fiscal years 2014 and 2015 will increase by 0.1% and 0.2%, respectively. However, the monthly economic indicators for the whole fiscal year 2014 indicate that the final GNP figures for that fiscal year may end up lower than the last projection presented by the

Puerto Rico Planning Board. The Planning Board’s forecast for fiscal year 2014 took into account the estimated effect of the projected growth of the United States economy, tourism activity, personal consumption expenditures, federal transfers to individuals and an increase of investment in construction. The Planning Board is expected to publish a revision of this forecast during the second quarter of fiscal year 2015. GNP grew by 0.9% and 0.3% in fiscal years 2012 and 2013, respectively, but the economy contracted 2.9%, 3.8%, 3.6% and 1.6% in years 2008, 2009, 2010 and 2011, respectively.

Total non-farm employment (seasonally adjusted) decreased by 1.3% during fiscal year 2014, though a 0.4% increase was recorded in the total payroll non-farm employment during the first three months of fiscal year 2015. Non-farm employment declined an estimated 2.7% in 2013 after growth of 0.8% in 2012. The largest employment sectors include services (36%), government (26%), trade (19%) and manufacturing (8%). Tourism, which is included in the services number, is 8% of total employment. While the manufacturing sector only makes up 8% of employment, it is the largest sector in terms of gross domestic product. The manufacturing sector has undergone some major changes. Pharmaceuticals, biotechnology and technology became growth areas in the 1990s, but this trend has reversed since then, with manufacturing employment declining 37% from fiscal years 2007 to 2013.

Tourism, an important component of the Puerto Rico economy, had improved through early 2008. However, with the U.S. recession, tourism slowed down, having a negative effect on Puerto Rico’s economy and tax revenues. Average fiscal year hotel occupancy rates previously peaked at 71.7% in 2007 before dropping to 66.2% in 2009. Hotel occupancy has been slowly rebounding and the average occupancy rate in tourist hotels during fiscal year 2014 was 72.3%, a slight decrease of 0.4% from the prior fiscal year. Total hotel registrations dipped from 2007-2009, but increased 5.1% in fiscal year 2010, 5.6% in 2011 and 9.1% in 2012. For fiscal year 2014, hotel registrations increased 1.8% over the number of persons registered during fiscal year 2013.

Puerto Rico has had deficit financial results for well over a decade. The deficit operations resulted from incorrect revenue assumptions, underestimated spending levels, lack of financial management, poor collection rates and a weak economy, among other things. The Fortuño Administration took over in January 2009, with the challenge of dealing with a projected $3.2 billion deficit for fiscal year 2009. The Governor announced and began implementing a multi-year Fiscal Stabilization and Economic Reconstruction Plan to comprehensively overhaul the government, both financially and organizationally. The main components of the plan included job cuts, several temporary tax increases, increased tax enforcement, a reorganization of the government and a combination of the federal and a local stimulus plan. This administration made improvements, but the commonwealth still had deficit operations and required the use of debt to meet annual spending needs.

In January 2014, the Padilla Administration took office. In its first year in office, the administration has increased and extended the excise tax which was being phased out, increased the sales tax base, increased several taxes and passed sweeping pension reform. The original fiscal year 2014 budgeted expenditures totaled $9.770 billion, excluding $575 million in general obligation debt service to be refunded with the proceeds of the Series 2014 Bonds. The budget contemplated $245 million in new deficit financing from the Government Development Bank of Puerto Rico (“GDB”) which, when added to the $575 million general obligation debt refunding, resulted in a total projected budget deficit of $820 million. The budget was subsequently amended to total $9.245 billion in expenditures (excluding the $575 million in general obligations debt service refunding) as follows: (i) in February of 2014, the Puerto Rico Legislative Assembly approved a reduction of $170 million in various appropriations, including but not limited to the elimination of certain reserve and contingency accounts, a reduction in program appropriations that were not a priority, and a reduction in the operating budget of agencies chargeable to the General Fund; and (ii) in June of 2014, the Governor signed Executive Order 29-2014, which ordered cuts in appropriations totaling $355 million: a reduction in the appropriation for rent payments to the Public Buildings Authority of $24 million, a reduction in the appropriation to the Employees Retirement System required by the pension reform of $84 million, and a reduction in the appropriation for the payment of loans to the GDB of $247 million. These reductions may adversely affect the liquidity of these entities.

The difference between preliminary General Fund budgetary revenues of $9.037 billion (which are still subject to audit and other year-end adjustments) and preliminary General Fund budgetary expenditures of $9.126 billion (which are still subject to audit and other year-end adjustments) (excluding the $575 million of general obligation debt service refunding) is equal to $89 million. This budget deficit was funded by a loan from GDB. If the $575 million general obligation debt service refunding is included, the total amount of the fiscal year 2014 budget deficit was $664 million. This number is subject to audit and other year-end adjustments, and the actual deficit may be materially different from this amount.

The budget for fiscal year 2015 was signed by the Governor on July 1, 2014. The budget provides for General Fund expenditures of $9.565 billion. This represents an increase of $320 million over the final budget for fiscal year 2014 ($9.245 billion), but a reduction of $205 million when compared with the original budget for fiscal year 2014 of $9.770 billion. The fiscal year 2015 budget includes incremental debt service on Puerto Rican general obligations of $581 million, which when considered together with the $205 million reduction in total expenditures, results in an aggregate decrease of $786 million in appropriations other than debt service. The fiscal year 2015 General Fund budget does not include any deficit financing as a source of funds, and does not include any refinancing of general obligation debt (although it includes $344 million of capitalized interest funded with a portion of the proceeds of previously issued general obligation bonds). No assurance can be given, however, that Puerto Rico will be able to achieve a balanced General Fund budget in future years, particularly in light of higher debt service obligations starting in fiscal year 2016, higher pension contributions required to fund pensions benefits and other cost escalators.

In June 2014, Governor Padilla signed into law the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Act”), citing a “fiscal emergency” relating to certain of its public corporations. According to the Governor, the Act is meant to provide a legal framework that can be used by certain Puerto Rico public corporations, including Puerto Rico Electric Power Authority (“PREPA”), to seek protection from creditors and to reorganize and restructure their debt should they become insolvent. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. Other than the newly enacted Act, no statute expressly allows Puerto Rico to pursue a public bankruptcy or reorganization. The Act, by its terms, does not apply to the Commonwealth’s general obligation debt, sales tax-backed bonds (COFINA) or the debt of other agencies that is implicitly or explicitly backed by the Commonwealth. The Funds are permitted to invest in all types of Puerto Rico bonds, including those covered by the Act.

The Act is intended to provide insolvent public corporations a way to restructure their debts. Among other things, the Act would allow a minority of bondholders to bind the entire class of such holders and would allow investor collateral to be used for other purposes. In the event that a public corporation becomes insolvent and takes advantage of the Act, holders of such public corporation’s debt, such as a Fund, could lose certain of their rights as creditors of the public corporation. Bondholders likely would not receive timely payment of all principal and interest due to them, and in some cases, may not receive any further payments of principal and interest. In addition, the value of such debt would be impacted, which could affect a Fund’s liquidity and performance. The passage of the Act has impacted and may continue to impact adversely the market prices of many Puerto Rico securities. In addition, subsequent to the Act’s passage, rating agencies further downgraded the ratings of Puerto Rico and many of its public corporations and authorities. The Act is currently being challenged in federal court on the basis that it is unconstitutional and not enforceable. The results, timing and course of such litigation is uncertain, cannot be predicted and could change quickly and without notice, such that the disclosure above may not reflect any new or different information that becomes available.

As of March 2014, Puerto Rico’s total public sector debt topped $72 billion. This figure includes not just general obligation debt but also debt secured by sales taxes as well as its public corporations and municipalities. Puerto Rico’s debt per capita levels are at the higher end of the spectrum compared to U.S. states for two primary reasons. First, Puerto Rico generally centralizes the majority of its debt issuance at the territory level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. And second, the commonwealth has relied on the capital markets for funding of current year expenses. Puerto Rico’s government debt (direct government debt) has a first claim on available revenues under its Constitution.

As of June 30, 2012, Puerto Rico continued to maintain a very large unfunded pension liability and its primary pension fund had an estimated funded ratio of just 5%. It also had an estimated unfunded other post-employment benefits (OPEB) liability of $2.3 billion. The commonwealth issued pension obligation bonds in early 2008, secured by future employer contributions. In March 2013, the governor and legislature approved sweeping pension reforms to its general retirement system which should help mitigate the huge increases in annual funding required of the government when assets are depleted. This reform should reduce potential additional annual funding requirements from as high as $700-900 million a year to closer to $200 million. The pension reforms were challenged, but the Puerto Rico Supreme Court upheld their constitutionality in June 2013. In late 2013, the governor and legislature approved reform to the Teachers Retirement System which were quickly challenged. In April 2014, the Puerto Rico Supreme Court ruled the reforms were unconstitutional and the governor has yet to comment on any alternative plans. Despite this pension reform, the commonwealth still faces large pension requirements and a pension fund with an extremely large unfunded liability.

On August 14, 2014, PREPA, which has been experiencing significant financial difficulties, entered into forbearance agreements with certain bondholders, certain banks and GDB. Among other things, the banks agreed to extend the maturity of their loans until March 31, 2015, and all lenders party to the agreements agreed to forbear from exercising their rights against PREPA resulting from certain specified defaults until March 31, 2015. Pursuant to the forbearance agreements, PREPA appointed a restructuring officer, whose mandate is to work alongside PREPA’s executive director to develop, organize and manage a financial and operational restructuring of PREPA. PREPA is also required to deliver a restructuring plan acceptable to the forbearing creditors by March 2, 2015.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position. The U.S. House of Representatives has considered legislation that would allow the residents of Puerto Rico to vote on its political status. If approved by Congress, Puerto Rico would first hold a referendum asking residents if they prefer to be a self-governing commonwealth or to change the island’s status. If a majority were to vote for a different status, the island would then hold a second election to decide what status they want. One of these options would be statehood. The president has recommended Congress appropriate money for Puerto Rico to hold a non-partisan election on the question of political status. It is not clear what the timeline, outcome or repercussions could be of such a vote.

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